UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2012

Sara Lee Corporation

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3500 Lacey Road, Downers Grove, Illinois 60515

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 598-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 29, 2012, DE US, Inc. (“CoffeeCo”), a wholly owned subsidiary of Sara Lee Corporation (“Sara Lee”), entered into a $1.8 billion senior unsecured interim loan agreement with the lenders party thereto, Bank of America, N.A., as administrative agent, and Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A., as co-syndication agents (“Bridge Loan 1”). Also on May 29, 2012, DEMB International B.V., a wholly owned subsidiary of Sara Lee, entered into a $1.8 billion senior unsecured interim loan agreement with the lenders party thereto, Bank of America, N.A., as administrative agent, and Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A., as co-syndication agents (“Bridge Loan 2” and, collectively with Bridge Loan 1, the “Bridge Loans”). The Bridge Loans contain substantially identical terms.

CoffeeCo may draw Bridge Loan 1 upon the satisfaction of certain conditions precedent, including the completion of the pro rata distribution of all of the shares of common stock of CoffeeCo to stockholders of Sara Lee (the “Distribution”), the maintenance of sufficient cash to repay the Bridge Loans, and compliance with certain financial covenants. The proceeds from Bridge Loan 1 will be used to fund a special cash dividend of $3.00 per share to each holder of record of CoffeeCo common stock immediately following the Distribution. DEMB International B.V. may draw Bridge Loan 2 upon the satisfaction of certain conditions precedent, including Bridge Loan 1 having been funded. The proceeds of Bridge Loan 2 will be used to repay Bridge Loan 1. DEMB International B.V. will use cash on hand to satisfy its obligations under Bridge Loan 2. The Bridge Loans must be repaid in full within five business days of the initial draw under Bridge Loan 1.

Interest on the Bridge Loans will be LIBOR plus 1.25% per annum and will be payable in arrears with the principal. A $500,000 structuring fee will be paid to each of the lenders for their participation in the Bridge Loans.

The Bridge Loans will be senior and unsecured, and will rank, and will continue to rank, equally with any other senior unsecured indebtedness of the respective borrowers and guarantors. Bridge Loan 1 has no guarantors. Bridge Loan 2 is guaranteed by Sara Lee’s wholly owned subsidiaries, D.E MASTER BLENDERS 1753 B.V. (“D.E Master Blenders”) and Sara Lee/DE B.V.

The Bridge Loans will be prepayable and cancelable at any time and without penalty, subject to certain conditions. Each of the Bridge Loans must be prepayed upon the respective borrower or any of its subsidiaries issuing preferred equity interests.

The Bridge Loans contain customary affirmative and negative covenants, including maintaining a minimum amount of excess cash sufficient to repay the Bridge Loans; limitations on indebtedness; limitations on acquisitions; and consummation of the transactions related to the spin-off of Sara Lee’s international coffee and tea business.

The Bridge Loans contain customary representations and warranties and events of default for bridge facilities of the same type. Upon an event of default involving the bankruptcy or insolvency of either borrower under its respective Bridge Loan, the Bridge Loan will terminate and all amounts payable thereunder will become immediately payable. Upon any other event of default, the administrative agent, Bank of America, N.A., may declare the Bridge Loans terminated and all amounts payable thereunder immediately payable.

The description set forth above is qualified in its entirety by Bridge Loan 1, Bridge Loan 2 and the related guaranty, which are incorporated herein by reference and are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2012, Sara Lee announced that, in connection with the spin-off (the “Spin-Off”) of its international coffee and tea business by means of a stock dividend and subsequent merger into a subsidiary of D.E Master Blenders, certain directors and officers of Sara Lee have announced their intent to resign from their positions with Sara Lee. On May 31, 2012, Sara Lee also announced its intent to appoint certain new directors and officers.

Sara Lee Board of Directors

On May 31, 2012, Jan Bennink notified Sara Lee’s Board of Directors (the “Board”) of his intent to resign from his position as Executive Chairman of Sara Lee, and each of Crandall Bowles, John McAdam, Norman R. Sorensen and Cees J.A. van Lede notified the Board of his or her intent to resign as a director of Sara Lee, in each case effective immediately upon, and subject to, the consummation of the Spin-Off. In addition, on May 31, 2012, each of James S. Crown and Jeffrey W. Ubben notified the Board of his intent to resign as a director of Sara Lee effective on June 1, 2012.

There were no disagreements between Sara Lee and any of Mr. Bennink, Ms. Bowles, or Messrs. Crown, McAdam, Sorensen, Ubben or van Lede regarding any matter relating to Sara Lee’s operations, policies or practices. Mr. Bennink has served as a non-executive director and Chairman of D.E. Master Blenders since February 27, 2012 and is expected to continue in that role after the Spin-Off. Shortly before the Spin-Off, Sara Lee expects that Messrs. van Lede and Sorensen will join the board of directors of D.E Master Blenders.

On May 31, 2012, the Board announced that it intends to appoint Sean M. Connolly, Todd Becker, and Ellen L. Brothers as directors of Sara Lee, effective immediately upon and subject to, the consummation of the Spin-Off. Messrs. Connolly and Becker and Ms. Brothers will each be appointed with a term expiring at Sara Lee’s 2012 annual meeting of stockholders. The Corporate Governance, Nominating and Policy Committee of the Board, in consultation with the Board, will evaluate the new appointees upon their joining the Board and determine the appropriate committees to which each appointee will be assigned. Mr. Becker and Ms. Brothers will each be eligible to receive compensation for their services as directors in accordance with Sara Lee’s standard arrangements for non-employee directors of Sara Lee, which arrangements are described under “Director Compensation” of Sara Lee’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 2011. Mr. Connolly, as an employee of Sara Lee, will not receive additional compensation for his service as a director.

Sean Connolly, age 46, will become Chief Executive Officer of Sara Lee, effective immediately upon, and subject to, the consummation of the Spin-Off. Mr. Connolly has served as an Executive Vice President of Sara Lee Corporation and as Chief Executive Officer of Sara Lee’s North American operations since January 2012. Prior to joining Sara Lee, Mr. Connolly served as President of Campbell North America, the largest division of Campbell Soup Company, from October 2010 to December 2011, as President, Campbell USA from 2008 to 2010, and as President, North American Foodservice from 2007 to 2008. Before joining Campbell Soup in 2002, Mr. Connolly served for a decade in various marketing and brand management roles at Procter & Gamble.

Todd Becker, age 46, has served as President and Chief Executive Officer of Green Plains Renewable Energy, Inc. (ethanol producer) since January 2009 and a director since March 2009. He previously served as President and Chief Operating Officer of Green Plains from October 2008 to December 2008 and as Chief Executive Officer of VBV LLC (precursor to Green Plains) from May 2007 to October 2008. Prior to that Mr. Becker was Executive Vice President of Sales and Trading at Global Ethanol (ethanol producer) from May 2006 to May 2007, and before that worked for ten years with ConAgra Foods (consumer food company) in various management positions including Vice President of International Marketing for ConAgra Trade Group and President of ConAgra Grain Canada.

Ellen L. Brothers, age 56, has served as Executive Vice President of Mattel, Inc. (toy products) and President, American Girl (a subsidiary of Mattel) since July 2000. Prior to that, Ms. Brothers was employed by Pleasant Company, the predecessor to American Girl, which was acquired by Mattel in July 1998, as Senior Vice President of Operations from November 1998 to July 2000; Vice President of the Catalogue Division from January 1997 to November 1998; and Vice President of Catalogue Marketing from July 1998 to November 1998. She previously served as a director of Bare Escentuals, Inc.

On June 1, 2012, the size of the Sara Lee Board will be reduced from twelve to ten members. Immediately after the Spin-Off, the size of the Sara Lee Board will be further reduced from ten to eight members.

Sara Lee Officers

Sara Lee also announced that the following individuals will assume the indicated officer positions with Sara Lee, effective immediately upon, and subject to, the consummation of the Spin-Off:

Sean Connolly, age 46, will become Chief Executive Officer of Sara Lee.

Maria Henry, age 45, will become Chief Financial Officer of Sara Lee. She has served as Chief Financial Officer of Sara Lee’s North American operations since July 2011. Prior to joining Sara Lee, Ms. Henry served as Executive Vice President and Chief Financial Officer of Culligan International (water filtration) from October 2005 to June 2011, and as Chief Financial Officer of Vastera, Inc. (global trade management solutions) from October 2002 to May 2005. She previously served as Vice President of Corporate Development of Acterna Corporation (telecommunications equipment manufacturing) from October 2001 to October 2002, and as Chief Financial Officer, North America and Senior Vice President of Finance, Planning and Analysis of U.S. Office Products (office products supply) from May 1999 to May 2001.

William J. Kelley, Jr., age 47, will become Senior Vice President, Corporate Controller and Chief Accounting Officer of Sara Lee. Prior to joining Sara Lee in April 2012, Mr. Kelley served as Vice President, Controller of USG Corporation (building materials manufacturer) from March 2010 to March 2012; Vice President, Finance, Pepsi Beverage Company (beverage and bottling) in March 2010; Vice President, Finance – Field Sales, PepsiAmericas, Inc. from January 2007 to March 2010; and Vice President, East Group Finance of PepsiAmericas from June 2004 to January 2007.

The respective compensation arrangements of Mr. Connolly, Ms. Henry and Mr. Kelley will not immediately change as a result of these appointments. The current compensation arrangements for each of Mr. Connolly and Ms. Henry are as follows:

Sean Connolly

Annual base salary:	$900,000

Fiscal 2012 Annual Incentive Plan:	Target is 100% of base salary, with maximum payout of 150% target; for fiscal year 2012 only, guaranteed at target but pro-rated since January 2012 hire date

One-time hiring payment:	$1.65 million cash and $2.0 million shares of restricted common stock relating to prior employer long-term incentive program; also $250,000 payment for prior employer bonus

Long-term incentive awards:	Fiscal 2012-2014 - $1.8 million grant value, with 50% awarded in performance stock units and 50% awarded in stock options Fiscal 2013-2015 - $3.0 million grant value; form of grant to be determined

These and other terms of Mr. Connolly’s employment are described in that certain Offer Letter and Term Sheet dated December 31, 2011 between Sara Lee Corporation and Sean Connolly, which Sara Lee filed the Securities and Exchange Commission on May 8, 2012 as an exhibit to Sara Lee’s Quarterly Report on Form 10-Q.

Maria Henry

Annual base salary:	$575,000

Fiscal 2012 Annual Incentive Plan:	Target is 80% of base salary, with maximum payout of 150% target

One-time hiring payment:	$75,000 cash (net) and $500,000 shares of restricted common stock, which vests one year after grant or, if earlier, completion of the Spin-Off

Long-term incentive awards:	Annual $1.25 million target grant value, with 50% awarded in performance stock units and 50% awarded in stock options for Fiscal 2012-2014

Ms. Henry does not have an employment agreement with Sara Lee.

Also effective immediately upon and subject to the consummation of the Spin-Off, each of the following will relinquish his current position as an officer of Sara Lee: Jan Bennink, Executive Chairman; Marcel H. M. Smits, Chief Executive Officer; Mark A. Garvey, Chief Financial Officer; and John Zyck, Vice President and Corporate Controller. Each of Messrs. Smits, Garvey and Zyck will receive severance benefits in accordance with the terms of the Sara Lee Corporation Severance Plans for Corporate Officers following the termination of his employment with Sara Lee, which will occur contemporaneously with or a short time after the consummation of the Spin-Off. Pursuant to the terms of his employment, Mr. Bennink is not eligible to receive severance benefits.

A copy of the press release issued by Sara Lee regarding these changes is attached as Exhibit 99.1 to this report.

Item 8.01	Other Events

On May 31, 2012, Sara Lee issued a press release to announce that the Sara Lee Board unanimously approved the Spin-off and a 1-for-5 reverse stock split of shares of Sara Lee common stock to take effect immediately after the Spin-off. A copy of this press release is attached as Exhibit 99.2 to this report and is incorporated by reference herein.

On June 1, 2012, D.E Master Blenders filed an amendment to its registration statement on Form F-1 (the “registration statement amendment”) with the U.S. Securities and Exchange Commission relating to the spin-off of Sara Lee’s international coffee and tea business and related transactions, which are described in the registration statement amendment. The registration statement amendment is included as Exhibit 99.3 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Bridge Loan Agreement No. 1, dated May 29, 2012

10.2	Bridge Loan Agreement No. 2, dated May 29, 2012

10.3	Bridge Loan Guaranty, dated May 29, 2012

23.1	Consent of PricewaterhouseCoopers Accountants N.V., an independent registered public accounting firm

99.1	Press release, dated May 31, 2012, regarding directors and officers

99.2	Press release, dated May 31, 2012, announcing spin-off and reverse stock split

99.3	Amendment No. 7 to Registration Statement on Form F-1 filed by D.E MASTER BLENDERS 1753 B.V. with the U.S. Securities and Exchange Commission on June 1, 2012 (File No. 333-179839)

Forward-Looking Statements

This report and other documents and statements of Sara Lee contain certain forward-looking statements, including with respect to Sara Lee’s spin-off plans. In addition, from time to time, in oral statements and written reports, Sara Lee discusses its expectations regarding its future performance by making forward-looking statements preceded by terms such as “expects,” “projects,” “anticipates” or “believes.” These forward-looking statements are based on currently available competitive, financial and economic data, as well as management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Consequently, Sara Lee wishes to caution readers not to place undue reliance on any forward-looking statements. Among the factors that could cause Sara Lee’s actual results to differ from such forward-looking statements are those described in Sara Lee’s Annual Report on Form 10-K for the fiscal year ended July 2, 2011, as well as factors relating to:

• Sara Lee’s proposed spin-off plans and the related special dividend, such as (i) unanticipated developments that delay or negatively impact the proposed spin-off and capital plans; (ii) Sara Lee’s ability to obtain customary approvals; (iii) Sara Lee’s ability to generate the anticipated efficiencies and savings from the spin-off including a lower effective tax rate for the spun-off company; (iv) the impact of the spin-off on Sara Lee’s relationships with its employees, major customers and vendors and on Sara Lee’s credit ratings and cost of funds; (v) changes in market conditions; (vi) future opportunities that the board of directors of Sara Lee may determine present greater potential value to shareholders than the spin-off and special dividend; (vii) disruption to Sara Lee’s business operations as a result of the spin-off; (viii) future operating or capital needs that require a more significant outlay of cash than currently anticipated; and (ix) the ability of the businesses to operate independently following the completion of the spin-off;

• Sara Lee’s relationship with its customers, such as (i) a significant change in Sara Lee’s business with any of its major customers, such as Walmart, its largest customer; and (ii) credit and other business risks associated with customers operating in a highly competitive retail environment;

• the consumer marketplace, such as (i) intense competition, including advertising, promotional and price competition; (ii) changes in consumer behavior due to economic conditions, such as a shift in consumer demand toward private label; (iii) fluctuations in raw material costs, Sara Lee’s ability to increase or maintain product prices in response to cost fluctuations and the impact on Sara Lee’s profitability; (iv) the impact of various food safety issues and regulations on sales and profitability of Sara Lee products; and (v) inherent risks in the marketplace associated with product innovations, including uncertainties about trade and consumer acceptance;

• Sara Lee’s international operations, such as (i) impacts on reported earnings from fluctuations in foreign currency exchange rates, particularly the euro; (ii) Sara Lee’s generation of a high percentage of its revenues from businesses outside the United States and costs to remit these foreign earnings into the U.S. to fund Sara Lee’s domestic operations, dividends, debt service and corporate costs; (iii) difficulties and costs associated with complying with U.S. laws and regulations, such as Foreign Corrupt Practices Act, applicable to global corporations, and different regulatory structures and unexpected changes in regulatory environments overseas; and (iv) Sara Lee’s ability to continue to source production and conduct operations in various countries due to changing business conditions, political environments, import quotas and the financial condition of suppliers; and

• previous business decisions, such as (i) Sara Lee’s ability to generate margin improvement through cost reduction and efficiency initiatives; (ii) Sara Lee’s credit ratings, the impact of Sara Lee’s capital plans on such credit ratings and the impact these ratings and changes in these ratings may have on Sara Lee’s cost to borrow funds and access to capital/debt markets; (iii) the settlement of a number of ongoing reviews of Sara Lee’s income tax filing positions in various jurisdictions and inherent uncertainties related to the interpretation of tax regulations in the jurisdictions in which Sara Lee transacts business; and (iv) changes in the expense for and contingent liabilities relating to multi-employer pension plans in which Sara Lee participates.

In addition, Sara Lee’s results may also be affected by general factors, such as economic conditions, political developments, interest and inflation rates, accounting standards, taxes and laws and regulations in markets where Sara Lee competes. Sara Lee undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2012

SARA LEE CORPORATION

By:	/s/ Mark A. Garvey
Name: Mark A. Garvey
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Bridge Loan Agreement No. 1, dated May 29, 2012

10.2	Bridge Loan Agreement No. 2, dated May 29, 2012

10.3	Bridge Loan Guaranty, dated May 29, 2012

23.1	Consent of PricewaterhouseCoopers Accountants N.V., an independent registered public accounting firm

99.1	Press release, dated May 31, 2012, regarding directors and officers

99.2	Press release, dated May 31, 2012, announcing spin-off and reverse stock split

99.3	Amendment No. 7 to Registration Statement on Form F-1 filed by D.E MASTER BLENDERS 1753 B.V. with the U.S. Securities and Exchange Commission on June 1, 2012 (File No. 333-179839)